SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 14, 2004

Date of report (Date of earliest event reported)

Integrated Device Technology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-12695	94-2669985
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2975 Stender Way, Santa Clara, California 95054
(Address of principal executive offices) (Zip Code)

(408) 727-6116
(Registrant’s telephone number, including area code)

Item 5.      Other Events and Regulation FD Disclosure.

On May 7, 2004, Integrated Device Technology, Inc. completed its acquisition of 100% of the outstanding equity interests of ZettaCom, Inc., a Santa Clara based company specializing in the manufacture of switch fabric and traffic management products, for approximately $35,000,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2004

INTEGRATED DEVICE TECHNOLOGY, INC.

	By:	/s/ Clyde R. Hosein
Clyde R. Hosein
Vice President and Chief
Financial Officer
(duly authorized officer)